The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide "adequate space for ""responding to Item 72DD correctly, the ""correct answer is as follows (in 000's):"

A-Class

Janus Henderson Emerging Markets Managed Volatility Fund $2

Janus Henderson Global Income Managed Volatility Fund $224

Janus Henderson International Managed Volatility Fund $7

Janus Henderson U.S. Managed Volatility Fund $856

Janus Henderson Adaptive Global Allocation Fund $12

Janus Henderson Diversified Alternatives Fund $40

Janus Henderson Flexible Bond Fund $3,268

Janus Henderson Global Allocation Fund - Conservative $68

Janus Henderson Global Allocation Fund - Growth $80

Janus Henderson Global Allocation Fund - Moderate $162

Janus Henderson Global Bond Fund $7

Janus Henderson Global Unconstrained Bond Fund $1,297

Janus Henderson High-Yield Fund $1,078

Janus Henderson Multi-Sector Income Fund $251

Janus Henderson Real Return Fund $31

Janus Henderson Short-Term Bond Fund $507

Janus Henderson Large Cap Value Fund $5

Janus Henderson Mid Cap Value Fund $40

Janus Henderson Select Value Fund $0

Janus Henderson Small Cap Value Fund $21

Janus Henderson Value Plus Income Fund $77

Janus Henderson All Asset Fund $30

Janus Henderson Dividend & Income Builder Fund $353

Janus Henderson Strategic Income Fund $510

Janus Henderson International Long/Short Equity Fund $5

C-Class

Janus Henderson Emerging Markets Managed Volatility Fund $1

Janus Henderson Global Income Managed Volatility Fund $334

Janus Henderson International Managed Volatility Fund $10

Janus Henderson U.S. Managed Volatility Fund $1,102

Janus Henderson Adaptive Global Allocation Fund $15

Janus Henderson Diversified Alternatives Fund $3

Janus Henderson Flexible Bond Fund $2,606

Janus Henderson Global Allocation Fund - Conservative $145

Janus Henderson Global Allocation Fund - Growth $66

Janus Henderson Global Allocation Fund - Moderate $72

Janus Henderson Global Bond Fund $5

Janus Henderson Global Unconstrained Bond Fund $447

Janus Henderson High-Yield Fund $1,015

Janus Henderson Multi-Sector Income Fund $169

Janus Henderson Real Return Fund $22

Janus Henderson Short-Term Bond Fund $140

Janus Henderson Large Cap Value Fund $0

Janus Henderson Mid Cap Value Fund $0

Janus Henderson Select Value Fund $0

Janus Henderson Small Cap Value Fund $0

Janus Henderson Value Plus Income Fund $39

Janus Henderson All Asset Fund $41

Janus Henderson Dividend & Income Builder Fund $342

Janus Henderson Strategic Income Fund $304

Janus Henderson International Long/Short Equity Fund $3

D-Class

Janus Henderson Emerging Markets Managed Volatility Fund $101

Janus Henderson Global Income Managed Volatility Fund $999

Janus Henderson International Managed Volatility Fund $74

Janus Henderson U.S. Managed Volatility Fund $12,511

Janus Henderson Adaptive Global Allocation Fund $34

Janus Henderson Diversified Alternatives Fund $63

Janus Henderson Flexible Bond Fund $8,884

Janus Henderson Global Allocation Fund - Conservative $2,996

Janus Henderson Global Allocation Fund - Growth $4,383

Janus Henderson Global Allocation Fund - Moderate $3,763

Janus Henderson Global Bond Fund $27

Janus Henderson Global Unconstrained Bond Fund $189

Janus Henderson High-Yield Fund $10,948

Janus Henderson Multi-Sector Income Fund $668

Janus Henderson Real Return Fund $146

Janus Henderson Short-Term Bond Fund $1,519

Janus Henderson Large Cap Value Fund $494

Janus Henderson Mid Cap Value Fund $2,702

Janus Henderson Select Value Fund $63

Janus Henderson Small Cap Value Fund $450

Janus Henderson Value Plus Income Fund $375

Janus Henderson All Asset Fund $14

Janus Henderson Dividend & Income Builder Fund $33

Janus Henderson Strategic Income Fund $47

Janus Henderson International Long/Short Equity Fund $6

I-Class

Janus Henderson Emerging Markets Managed Volatility Fund $2

Janus Henderson Global Income Managed Volatility Fund $2,181

Janus Henderson International Managed Volatility Fund $728

Janus Henderson U.S. Managed Volatility Fund $19,912

Janus Henderson Adaptive Global Allocation Fund $74

Janus Henderson Diversified Alternatives Fund $208

Janus Henderson Flexible Bond Fund $83,969

Janus Henderson Global Allocation Fund - Conservative $94

Janus Henderson Global Allocation Fund - Growth $171

Janus Henderson Global Allocation Fund - Moderate $84

Janus Henderson Global Bond Fund $79

Janus Henderson Global Unconstrained Bond Fund $21,764

Janus Henderson High-Yield Fund $21,901

Janus Henderson Multi-Sector Income Fund $2,018

Janus Henderson Real Return Fund $37

Janus Henderson Short-Term Bond Fund $5,099

Janus Henderson Large Cap Value Fund $372

Janus Henderson Mid Cap Value Fund $4,242

Janus Henderson Select Value Fund $224

Janus Henderson Small Cap Value Fund $4,722

Janus Henderson Value Plus Income Fund $74

Janus Henderson All Asset Fund $156

Janus Henderson Dividend & Income Builder Fund $1,232

Janus Henderson Strategic Income Fund $5,157

Janus Henderson International Long/Short Equity Fund $57

L-Class

Janus Henderson Mid Cap Value Fund $37

Janus Henderson Small Cap Value Fund $845

N-Class

Janus Henderson Emerging Markets Managed Volatility Fund $19

Janus Henderson International Managed Volatility Fund $576

Janus Henderson U.S. Managed Volatility Fund $1,606

Janus Henderson Adaptive Global Allocation Fund $960

Janus Henderson Diversified Alternatives Fund $1,223

Janus Henderson Flexible Bond Fund $8,851

Janus Henderson Global Bond Fund $492

Janus Henderson Global Unconstrained Bond Fund $67

Janus Henderson High-Yield Fund $1,194

Janus Henderson Multi-Sector Income Fund $41

Janus Henderson Short-Term Bond Fund $266

Janus Henderson Large Cap Value Fund $429

Janus Henderson Mid Cap Value Fund $659

Janus Henderson Small Cap Value Fund $2,059

Janus Henderson All Asset Fund $667

Janus Henderson Dividend & Income Builder Fund $6

Janus Henderson Strategic Income Fund $21

Janus Henderson International Long/Short Equity Fund $262

Janus Henderson Global Income Managed Volatility Fund $46

Janus Henderson Value Plus Income Fund $6

Janus Henderson Select Value Fund $7

R-Class

Janus Henderson Flexible Bond Fund $457

Janus Henderson Global Unconstrained Bond Fund $6

Janus Henderson High-Yield Fund $37

Janus Henderson Mid Cap Value Fund $0

Janus Henderson Small Cap Value Fund $0

S-Class

Janus Henderson Emerging Markets Managed Volatility Fund $1

Janus Henderson Global Income Managed Volatility Fund $7

Janus Henderson International Managed Volatility Fund $6

Janus Henderson U.S. Managed Volatility Fund $1,102

Janus Henderson Adaptive Global Allocation Fund $18

Janus Henderson Diversified Alternatives Fund $14

Janus Henderson Flexible Bond Fund $569

Janus Henderson Global Allocation Fund - Conservative $19

Janus Henderson Global Allocation Fund - Growth $44

Janus Henderson Global Allocation Fund - Moderate $37

Janus Henderson Global Bond Fund $1

Janus Henderson Global Unconstrained Bond Fund $13

Janus Henderson High-Yield Fund $45

Janus Henderson Multi-Sector Income Fund $26

Janus Henderson Real Return Fund $9

Janus Henderson Short-Term Bond Fund $13

Janus Henderson Large Cap Value Fund $3

Janus Henderson Mid Cap Value Fund $240

Janus Henderson Select Value Fund $0

Janus Henderson Small Cap Value Fund $0

Janus Henderson Value Plus Income Fund $20

Janus Henderson All Asset Fund $1

Janus Henderson Dividend & Income Builder Fund $1

Janus Henderson Strategic Income Fund $1

Janus Henderson International Long/Short Equity Fund $3

T-Class

Janus Henderson Emerging Markets Managed Volatility Fund $3

Janus Henderson Global Income Managed Volatility Fund $1,054

Janus Henderson International Managed Volatility Fund $158

Janus Henderson U.S. Core Fund $

Janus Henderson U.S. Managed Volatility Fund $9,662

Janus Henderson Adaptive Global Allocation Fund $43

Janus Henderson Diversified Alternatives Fund $77

Janus Henderson Flexible Bond Fund $16,888

Janus Henderson Global Allocation Fund - Conservative $378

Janus Henderson Global Allocation Fund - Growth $354

Janus Henderson Global Allocation Fund - Moderate $306

Janus Henderson Global Bond Fund $14

Janus Henderson Global Unconstrained Bond Fund $2,450

Janus Henderson High-Yield Fund $21,997

Janus Henderson Multi-Sector Income Fund $791

Janus Henderson Real Return Fund $38

Janus Henderson Short-Term Bond Fund $8,598

Janus Henderson Large Cap Value Fund $44

Janus Henderson Mid Cap Value Fund $5,356

Janus Henderson Select Value Fund $88

Janus Henderson Small Cap Value Fund $2,127

Janus Henderson Value Plus Income Fund $39

Janus Henderson All Asset Fund $1

Janus Henderson Dividend & Income Builder Fund $14

Janus Henderson Strategic Income Fund $142

Janus Henderson International Long/Short Equity Fund $3

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1482

Janus Henderson Global Income Managed Volatility Fund $.2664

Janus Henderson International Managed Volatility Fund $0.1340

Janus Henderson U.S. Managed Volatility Fund $0.4008

Janus Henderson Adaptive Global Allocation Fund $0.1779

Janus Henderson Diversified Alternatives Fund $0.1250

Janus Henderson Flexible Bond Fund $0.1328

Janus Henderson Global Allocation Fund - Conservative $0.0491

Janus Henderson Global Allocation Fund - Growth $0.2702

Janus Henderson Global Allocation Fund - Moderate $0.2149

Janus Henderson Global Bond Fund $0.1266

Janus Henderson Global Unconstrained Bond Fund $0.1069

Janus Henderson High-Yield Fund $0.2371

Janus Henderson Multi-Sector Income Fund $0.2281

Janus Henderson Real Return Fund $0.1282

Janus Henderson Short-Term Bond Fund $0.0184

Janus Henderson Large Cap Value Fund $0.0570

Janus Henderson Mid Cap Value Fund $0.0086

Janus Henderson Select Value Fund $.0010

Janus Henderson Small Cap Value Fund $0.0102

Janus Henderson Value Plus Income Fund $.1255

Janus Henderson All Asset Fund $0.1747

Janus Henderson Dividend & Income Builder Fund $0.1816

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0.4934

C-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.0871

Janus Henderson Global Income Managed Volatility Fund $.1863

Janus Henderson International Managed Volatility Fund $0.0920

Janus Henderson U.S. Managed Volatility Fund $0.3716

Janus Henderson Adaptive Global Allocation Fund $0.1130

Janus Henderson Diversified Alternatives Fund $0.0162

Janus Henderson Flexible Bond Fund $0.1019

Janus Henderson Global Allocation Fund - Conservative $0.0174

Janus Henderson Global Allocation Fund - Growth $0.1909

Janus Henderson Global Allocation Fund - Moderate $0.1226

Janus Henderson Global Bond Fund $0.0921

Janus Henderson Global Unconstrained Bond Fund $0.0708

Janus Henderson High-Yield Fund $0.2085

Janus Henderson Multi-Sector Income Fund $0.1900

Janus Henderson Real Return Fund $0.0928

Janus Henderson Short-Term Bond Fund $0.0088

Janus Henderson Large Cap Value Fund $0.0033

Janus Henderson Mid Cap Value Fund $0

Janus Henderson Select Value Fund $0

Janus Henderson Small Cap Value Fund $0.0000

Janus Henderson Value Plus Income Fund $.0806

Janus Henderson All Asset Fund $0.0577

Janus Henderson Dividend & Income Builder Fund $0.1461

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0.3081

D-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1663

Janus Henderson Global Income Managed Volatility Fund $.2839

Janus Henderson International Managed Volatility Fund $0.1313

Janus Henderson U.S. Managed Volatility Fund $0.4237

Janus Henderson Adaptive Global Allocation Fund $0.1916

Janus Henderson Diversified Alternatives Fund $0.1350

Janus Henderson Flexible Bond Fund $0.1495

Janus Henderson Global Allocation Fund - Conservative $0.1110

Janus Henderson Global Allocation Fund - Growth $0.2969

Janus Henderson Global Allocation Fund - Moderate $0.2411

Janus Henderson Global Bond Fund $0.1358

Janus Henderson Global Unconstrained Bond Fund $0.1104

Janus Henderson High-Yield Fund $0.2468

Janus Henderson Multi-Sector Income Fund $0.2364

Janus Henderson Real Return Fund $0.1345

Janus Henderson Short-Term Bond Fund $0.0206

Janus Henderson Large Cap Value Fund $0.1671

Janus Henderson Mid Cap Value Fund $0.0798

Janus Henderson Select Value Fund $.0381

Janus Henderson Small Cap Value Fund $0.0823

Janus Henderson Value Plus Income Fund $.1325

Janus Henderson All Asset Fund $0.2281

Janus Henderson Dividend & Income Builder Fund $0.1927

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0.5273

I-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1222

Janus Henderson Global Income Managed Volatility Fund $.2888

Janus Henderson International Managed Volatility Fund $0.1202

Janus Henderson U.S. Managed Volatility Fund $0.4270

Janus Henderson Adaptive Global Allocation Fund $0.1989

Janus Henderson Diversified Alternatives Fund $0.1642

Janus Henderson Flexible Bond Fund $0.1537

Janus Henderson Global Allocation Fund - Conservative $0.1217

Janus Henderson Global Allocation Fund - Growth $0.03120

Janus Henderson Global Allocation Fund - Moderate $0.2502

Janus Henderson Global Bond Fund $0.1384

Janus Henderson Global Unconstrained Bond Fund $0.1195

Janus Henderson High-Yield Fund $0.2508

Janus Henderson Multi-Sector Income Fund $0.2412

Janus Henderson Real Return Fund $0.1385

Janus Henderson Short-Term Bond Fund $0.0212

Janus Henderson Large Cap Value Fund $0.1731

Janus Henderson Mid Cap Value Fund $0.0815

Janus Henderson Select Value Fund $.0441

Janus Henderson Small Cap Value Fund $0.0956

Janus Henderson Value Plus Income Fund $.1367

Janus Henderson All Asset Fund $0.2289

Janus Henderson Dividend & Income Builder Fund $0.1915

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0.4963

L-Class

Janus Henderson Mid Cap Value Fund $0.0868

Janus Henderson Small Cap Value Fund $0.1092

N-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1777

Janus Henderson U.S. Core Fund $

Janus Henderson International Managed Volatility Fund $0.1506

Janus Henderson U.S. Managed Volatility Fund $0.4318

Janus Henderson Adaptive Global Allocation Fund $0.2042

Janus Henderson Diversified Alternatives Fund $0.1637

Janus Henderson Flexible Bond Fund $0.1573

Janus Henderson Global Bond Fund $0.1429

Janus Henderson Global Unconstrained Bond Fund $0.1213

Janus Henderson High-Yield Fund $0.2086

Janus Henderson Multi-Sector Income Fund $0.2437

Janus Henderson Short-Term Bond Fund $0.0223

Janus Henderson Large Cap Value Fund $0.1862

Janus Henderson Mid Cap Value Fund $0.1062

Janus Henderson Small Cap Value Fund $0.1192

Janus Henderson All Asset Fund $0.2309

Janus Henderson Dividend & Income Builder Fund $0.1976

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0.5342

Janus Henderson Global Income Managed Volatility Fund $.2588

Janus Henderson Value Plus Income Fund $.1165

Janus Henderson Select Value Fund $.0669

R-Class

Janus Henderson Flexible Bond Fund $0.1183

Janus Henderson Global Unconstrained Bond Fund $0.0851

Janus Henderson High-Yield Fund $0.2207

Janus Henderson Mid Cap Value Fund $0

Janus Henderson Small Cap Value Fund $0

S-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1354

Janus Henderson Global Income Managed Volatility Fund $.2222

Janus Henderson International Managed Volatility Fund $0.1333

Janus Henderson U.S. Core Fund $

Janus Henderson U.S. Managed Volatility Fund $0.4017

Janus Henderson Adaptive Global Allocation Fund $0.1635

Janus Henderson Diversified Alternatives Fund $0.0963

Janus Henderson Flexible Bond Fund $0.1316

Janus Henderson Global Allocation Fund - Conservative $0.0655

Janus Henderson Global Allocation Fund - Growth $0.2476

Janus Henderson Global Allocation Fund - Moderate $0.1906

Janus Henderson Global Bond Fund $0.1212

Janus Henderson Global Unconstrained Bond Fund $0.0982

Janus Henderson High-Yield Fund $0.2324

Janus Henderson Multi-Sector Income Fund $0.2251

Janus Henderson Real Return Fund $0.1233

Janus Henderson Short-Term Bond Fund $0.0163

Janus Henderson Large Cap Value Fund $0.1360

Janus Henderson Mid Cap Value Fund $0.0210

Janus Henderson Select Value Fund $.0088

Janus Henderson Small Cap Value Fund $0.0000

Janus Henderson Value Plus Income Fund $.1189

Janus Henderson All Asset Fund $0.1948

Janus Henderson Dividend & Income Builder Fund $0.1725

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0.5106

T-Class

Janus Henderson Emerging Markets Managed Volatility Fund $0.1638

Janus Henderson Global Income Managed Volatility Fund $.2772

Janus Henderson International Managed Volatility Fund $0.1339

Janus Henderson U.S. Core Fund $

Janus Henderson U.S. Managed Volatility Fund $0.4179

Janus Henderson Adaptive Global Allocation Fund $0.1903

Janus Henderson Diversified Alternatives Fund $0.1479

Janus Henderson Flexible Bond Fund $0.1450

Janus Henderson Global Allocation Fund - Conservative $0.1018

Janus Henderson Global Allocation Fund - Growth $0.2882

Janus Henderson Global Allocation Fund - Moderate $0.2320

Janus Henderson Global Bond Fund $0.1319

Janus Henderson Global Unconstrained Bond Fund $0.1098

Janus Henderson High-Yield Fund $0.2429

Janus Henderson Multi-Sector Income Fund $0.2315

Janus Henderson Real Return Fund $0.1326

Janus Henderson Short-Term Bond Fund $0.1930

Janus Henderson Large Cap Value Fund $0.1511

Janus Henderson Mid Cap Value Fund $0.0617

Janus Henderson Select Value Fund $.0469

Janus Henderson Small Cap Value Fund $0.0644

Janus Henderson Value Plus Income Fund $.1271

Janus Henderson All Asset Fund $0.2098

Janus Henderson Dividend & Income Builder Fund $0.1907

Janus Henderson Strategic Income Fund $0

Janus Henderson International Long/Short Equity Fund $0.5229

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73C correctly, the correct answer is as follows (in 000's):"

A-Class

Janus Henderson Global Unconstrained Bond Fund $0

Janus Henderson Global Bond Fund $0.1100

Janus Henderson Real Return Fund $0

Janus Henderson Strategic Income Fund $0

C-Class

Janus Henderson Global Unconstrained Bond Fund $0

Janus Henderson Global Bond Fund $0.0700

Janus Henderson Real Return Fund $0

Janus Henderson Strategic Income Fund $0

D-Class

Janus Henderson Global Unconstrained Bond Fund $0

Janus Henderson Global Bond Fund $0.1200

Janus Henderson Real Return Fund $0

Janus Henderson Strategic Income Fund $0

I-Class

Janus Henderson Global Unconstrained Bond Fund $0

Janus Henderson Global Bond Fund $0.1200

Janus Henderson Real Return Fund $0

Janus Henderson Strategic Income Fund $0

N-Class

Janus Henderson Global Unconstrained Bond Fund $0

Janus Henderson Global Bond Fund $0.1200

Janus Henderson Strategic Income Fund $0

R-Class

Janus Henderson Global Unconstrained Bond Fund $0

S-Class

Janus Henderson Global Unconstrained Bond Fund $0

Janus Henderson Global Bond Fund $0.1000

Janus Henderson Real Return Fund $0

Janus Henderson Strategic Income Fund $0

T-Class

Janus Henderson Global Unconstrained Bond Fund $0

Janus Henderson Global Bond Fund $0.1100

Janus Henderson Real Return Fund $0

Janus Henderson Strategic Income Fund $0

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 14

Janus Henderson Global Income Managed Volatility Fund: 774

Janus Henderson International Managed Volatility Fund: 219

Janus Henderson U.S. Managed Volatility Fund: 2,220

Janus Henderson Adaptive Global Allocation Fund: 75

Janus Henderson Diversified Alternatives Fund: 330

Janus Henderson Flexible Bond Fund: 20,840

Janus Henderson Global Allocation Fund - Conservative: 361

Janus Henderson Global Allocation Fund - Growth: 316

Janus Henderson Global Allocation Fund - Moderate: 807

Janus Henderson Global Bond Fund: 269

Janus Henderson Global Unconstrained Bond Fund: 12,152

Janus Henderson High-Yield Fund: 4,453

Janus Henderson Multi-Sector Income Fund: 1,637

Janus Henderson Real Return Fund: 238

Janus Henderson Short-Term Bond Fund: 18,434

Janus Henderson Large Cap Value Fund: 96

Janus Henderson Mid Cap Value Fund: 5,045

Janus Henderson Select Value Fund: 36

Janus Henderson Small Cap Value Fund: 2,193

Janus Henderson Value Plus Income Fund: 642

Janus Henderson All Asset Fund: 182

Janus Henderson Dividend & Income Builder Fund: 2,029

Janus Henderson Strategic Income Fund: 4,613

Janus Henderson International Long/Short Equity Fund: 11

C-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 8

Janus Henderson Global Income Managed Volatility Fund: 1,480

Janus Henderson International Managed Volatility Fund: 271

Janus Henderson U.S. Managed Volatility Fund: 3,096

Janus Henderson Adaptive Global Allocation Fund: 145

Janus Henderson Diversified Alternatives Fund: 216

Janus Henderson Flexible Bond Fund: 23,680

Janus Henderson Global Allocation Fund - Conservative: 1,346

Janus Henderson Global Allocation Fund - Growth: 365

Janus Henderson Global Allocation Fund - Moderate: 623

Janus Henderson Global Bond Fund: 292

Janus Henderson Global Unconstrained Bond Fund: 6,270

Janus Henderson High-Yield Fund: 4,627

Janus Henderson Multi-Sector Income Fund: 1,327

Janus Henderson Real Return Fund: 226

Janus Henderson Short-Term Bond Fund: 10,922

Janus Henderson Large Cap Value Fund: 123

Janus Henderson Mid Cap Value Fund: 4,084

Janus Henderson Select Value Fund: 24

Janus Henderson Small Cap Value Fund: 1,102

Janus Henderson Value Plus Income Fund: 489

Janus Henderson All Asset Fund: 729

Janus Henderson Dividend & Income Builder Fund: 2,357

Janus Henderson Strategic Income Fund: 4,348

Janus Henderson International Long/Short Equity Fund: 11

D-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 5,688

Janus Henderson Global Income Managed Volatility Fund: 3,414

Janus Henderson International Managed Volatility Fund: 576

Janus Henderson U.S. Managed Volatility Fund: 31,037

Janus Henderson Adaptive Global Allocation Fund: 202

Janus Henderson Diversified Alternatives Fund: 477

Janus Henderson Flexible Bond Fund: 58,825

Janus Henderson Global Allocation Fund - Conservative: 14,570

Janus Henderson Global Allocation Fund - Growth: 15,699

Janus Henderson Global Allocation Fund - Moderate: 16,713

Janus Henderson Global Bond Fund: 1,082

Janus Henderson Global Unconstrained Bond Fund: 1,678

Janus Henderson High-Yield Fund: 44,325

Janus Henderson Multi-Sector Income Fund: 3,056

Janus Henderson Real Return Fund: 1,135

Janus Henderson Short-Term Bond Fund: 57,285

Janus Henderson Large Cap Value Fund: 3,351

Janus Henderson Mid Cap Value Fund: 51,568

Janus Henderson Select Value Fund: 1,730

Janus Henderson Small Cap Value Fund: 5,930

Janus Henderson Value Plus Income Fund: 2,900

Janus Henderson All Asset Fund: 70

Janus Henderson Dividend & Income Builder Fund: 329

Janus Henderson Strategic Income Fund: 613

Janus Henderson International Long/Short Equity Fund: 12

I-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 7

Janus Henderson Global Income Managed Volatility Fund: 12,258

Janus Henderson International Managed Volatility Fund: 5,297

Janus Henderson U.S. Managed Volatility Fund: 49,078

Janus Henderson Adaptive Global Allocation Fund: 406

Janus Henderson Diversified Alternatives Fund: 1,344

Janus Henderson Flexible Bond Fund: 554,126

Janus Henderson Global Allocation Fund - Conservative: 439

Janus Henderson Global Allocation Fund - Growth: 586

Janus Henderson Global Allocation Fund - Moderate: 355

Janus Henderson Global Bond Fund: 3,105

Janus Henderson Global Unconstrained Bond Fund: 187,972

Janus Henderson High-Yield Fund: 80,358

Janus Henderson Multi-Sector Income Fund: 10,839

Janus Henderson Real Return Fund: 282

Janus Henderson Short-Term Bond Fund: 194,082

Janus Henderson Large Cap Value Fund: 2,427

Janus Henderson Mid Cap Value Fund: 57,571

Janus Henderson Select Value Fund: 5,394

Janus Henderson Small Cap Value Fund: 53,458

Janus Henderson Value Plus Income Fund: 526

Janus Henderson All Asset Fund: 724

Janus Henderson Dividend & Income Builder Fund: 6,690

Janus Henderson Strategic Income Fund: 52,803

Janus Henderson International Long/Short Equity Fund: 102

L-Class

Janus Henderson Mid Cap Value Fund:465

Janus Henderson Small Cap Value Fund: 8,336

N-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 111

Janus Henderson U.S. Managed Volatility Fund: 3,898

Janus Henderson International Managed Volatility Fund:4,105

Janus Henderson Adaptive Global Allocation Fund: 5,064

Janus Henderson Diversified Alternatives Fund: 7,672

Janus Henderson Flexible Bond Fund: 61,760

Janus Henderson Global Bond Fund: 20,029

Janus Henderson Global Unconstrained Bond Fund: 525

Janus Henderson High-Yield Fund: 7,591

Janus Henderson Multi-Sector Income Fund: 199

Janus Henderson Short-Term Bond Fund: 9,536

Janus Henderson Large Cap Value Fund: 2,628

Janus Henderson Mid Cap Value Fund: 6,245

Janus Henderson Small Cap Value Fund: 18,650

Janus Henderson All Asset Fund: 3,117

Janus Henderson Dividend & Income Builder Fund: 46

Janus Henderson Strategic Income Fund: 196

Janus Henderson International Long/Short Equity Fund: 490

Janus Henderson Global Income Managed Volatility Fund: 291

Janus Henderson Value Plus Income Fund: 90

Janus Henderson Select Value Fund: 9

R-Class

Janus Henderson Flexible Bond Fund: 3,826

Janus Henderson Global Unconstrained Bond Fund: 90

Janus Henderson High-Yield Fund: 170

Janus Henderson Mid Cap Value Fund: 4,019

Janus Henderson Small Cap Value Fund: 3,057

S-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 5

Janus Henderson Global Income Managed Volatility Fund: 28

Janus Henderson International Managed Volatility Fund: 77

Janus Henderson U.S. Managed Volatility Fund: 2,866

Janus Henderson Adaptive Global Allocation Fund: 122

Janus Henderson Diversified Alternatives Fund: 147

Janus Henderson Flexible Bond Fund: 3,743

Janus Henderson Global Allocation Fund - Conservative: 120

Janus Henderson Global Allocation Fund - Growth: 188

Janus Henderson Global Allocation Fund - Moderate: 207

Janus Henderson Global Bond Fund: 41

Janus Henderson Global Unconstrained Bond Fund: 161

Janus Henderson High-Yield Fund: 185

Janus Henderson Multi-Sector Income Fund: 123

Janus Henderson Real Return Fund: 74

Janus Henderson Short-Term Bond Fund: 548

Janus Henderson Large Cap Value Fund: 24

Janus Henderson Mid Cap Value Fund: 12,711

Janus Henderson Select Value Fund: 9

Janus Henderson Small Cap Value Fund: 3,057

Janus Henderson Value Plus Income Fund: 179

Janus Henderson All Asset Fund: 5

Janus Henderson Dividend & Income Builder Fund: 4

Janus Henderson Strategic Income Fund: 5

Janus Henderson International Long/Short Equity Fund: 6

T-Class

Janus Henderson Emerging Markets Managed Volatility Fund: 16

Janus Henderson Global Income Managed Volatility Fund: 3,680

Janus Henderson International Managed Volatility Fund: 1,441

Janus Henderson U.S. Managed Volatility Fund: 24,188

Janus Henderson Adaptive Global Allocation Fund: 241

Janus Henderson Diversified Alternatives Fund: 548

Janus Henderson Flexible Bond Fund: 108,986

Janus Henderson Global Allocation Fund - Conservative: 1,924

Janus Henderson Global Allocation Fund - Growth: 1,283

Janus Henderson Global Allocation Fund - Moderate: 1,405

Janus Henderson Global Bond Fund: 569

Janus Henderson Global Unconstrained Bond Fund: 21,174

Janus Henderson High-Yield Fund: 82,426

Janus Henderson Multi-Sector Income Fund: 5,280

Janus Henderson Real Return Fund: 249

Janus Henderson Short-Term Bond Fund: 331,501

Janus Henderson Large Cap Value Fund: 313

Janus Henderson Mid Cap Value Fund: 95,530

Janus Henderson Select Value Fund: 1,968

Janus Henderson Small Cap Value Fund: 35,432

Janus Henderson Value Plus Income Fund: 290

Janus Henderson All Asset Fund: 5

Janus Henderson Dividend & Income Builder Fund: 220

Janus Henderson Strategic Income Fund: 2,530

Janus Henderson International Long/Short Equity Fund: 6

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class

Janus Henderson Emerging Markets Managed Volatility Fund $11.86

Janus Henderson Global Income Managed Volatility Fund $13.62

Janus Henderson International Managed Volatility Fund $9.39

Janus Henderson U.S. Managed Volatility Fund $11.00

Janus Henderson Adaptive Global Allocation Fund $10.61

Janus Henderson Diversified Alternatives Fund $10.10

Janus Henderson Flexible Bond Fund $10.35

Janus Henderson Global Allocation Fund - Conservative $12.67

Janus Henderson Global Allocation Fund - Growth $14.25

Janus Henderson Global Allocation Fund - Moderate $13.11

Janus Henderson Global Bond Fund $9.67

Janus Henderson Global Unconstrained Bond Fund $9.58

Janus Henderson High-Yield Fund $8.46

Janus Henderson Multi-Sector Income Fund $9.83

Janus Henderson Real Return Fund $9.45

Janus Henderson Short-Term Bond Fund $3.01

Janus Henderson Large Cap Value Fund $15.60

Janus Henderson Mid Cap Value Fund $17.11

Janus Henderson Select Value Fund $14.02

Janus Henderson Small Cap Value Fund $23.13

Janus Henderson Value Plus Income Fund $11.65

Janus Henderson All Asset Fund $10.51

Janus Henderson Dividend & Income Builder Fund $13.70

Janus Henderson Strategic Income Fund $9.52

Janus Henderson International Long/Short Equity Fund $9.16

C-Class

Janus Henderson Emerging Markets Managed Volatility Fund $11.84

Janus Henderson Global Income Managed Volatility Fund $13.52

Janus Henderson International Managed Volatility Fund $9.17

Janus Henderson U.S. Managed Volatility Fund $10.71

Janus Henderson Adaptive Global Allocation Fund $10.56

Janus Henderson Diversified Alternatives Fund $9.94

Janus Henderson Flexible Bond Fund $10.35

Janus Henderson Global Allocation Fund - Conservative $12.43

Janus Henderson Global Allocation Fund - Growth $14.02

Janus Henderson Global Allocation Fund - Moderate $12.94

Janus Henderson Global Bond Fund $9.67

Janus Henderson Global Unconstrained Bond Fund $9.57

Janus Henderson High-Yield Fund $8.46

Janus Henderson Multi-Sector Income Fund $9.83

Janus Henderson Real Return Fund $9.40

Janus Henderson Short-Term Bond Fund $3.01

Janus Henderson Large Cap Value Fund $15.34

Janus Henderson Mid Cap Value Fund $16.69

Janus Henderson Select Value Fund $13.67

Janus Henderson Small Cap Value Fund $21.88

Janus Henderson Value Plus Income Fund $11.68

Janus Henderson All Asset Fund $10.34

Janus Henderson Dividend & Income Builder Fund $13.55

Janus Henderson Strategic Income Fund $9.47

Janus Henderson International Long/Short Equity Fund $9.04

D-Class

Janus Henderson Emerging Markets Managed Volatility Fund $11.85

Janus Henderson Global Income Managed Volatility Fund $13.58

Janus Henderson International Managed Volatility Fund $9.23

Janus Henderson U.S. Managed Volatility Fund $10.85

Janus Henderson Adaptive Global Allocation Fund $10.60

Janus Henderson Diversified Alternatives Fund $10.14

Janus Henderson Flexible Bond Fund $10.35

Janus Henderson Global Allocation Fund - Conservative $12.71

Janus Henderson Global Allocation Fund - Growth $14.34

Janus Henderson Global Allocation Fund - Moderate $13.18

Janus Henderson Global Bond Fund $9.65

Janus Henderson Global Unconstrained Bond Fund $9.58

Janus Henderson High-Yield Fund $8.46

Janus Henderson Multi-Sector Income Fund $9.83

Janus Henderson Real Return Fund $9.46

Janus Henderson Short-Term Bond Fund $3.01

Janus Henderson Large Cap Value Fund $15.42

Janus Henderson Mid Cap Value Fund $16.82

Janus Henderson Select Value Fund $14.06

Janus Henderson Small Cap Value Fund $22.90

Janus Henderson Value Plus Income Fund $16.67

Janus Henderson All Asset Fund $10.44

Janus Henderson Dividend & Income Builder Fund $13.69

Janus Henderson Strategic Income Fund $9.52

Janus Henderson International Long/Short Equity Fund $9.02

I-Class

Janus Henderson Emerging Markets Managed Volatility Fund $11.91

Janus Henderson Global Income Managed Volatility Fund $13.65

Janus Henderson International Managed Volatility Fund $9.26

Janus Henderson U.S. Managed Volatility Fund $10.98

Janus Henderson Adaptive Global Allocation Fund $10.62

Janus Henderson Diversified Alternatives Fund $10.15

Janus Henderson Flexible Bond Fund $10.35plus

Janus Henderson Global Allocation Fund - Conservative $12.70

Janus Henderson Global Allocation Fund - Growth $14.34

Janus Henderson Global Allocation Fund - Moderate $13.17

Janus Henderson Global Bond Fund $9.65

Janus Henderson Global Unconstrained Bond Fund $9.58

Janus Henderson High-Yield Fund $8.46

Janus Henderson Multi-Sector Income Fund $9.82

Janus Henderson Real Return Fund $9.40

Janus Henderson Short-Term Bond Fund $3.01

Janus Henderson Large Cap Value Fund $15.50

Janus Henderson Mid Cap Value Fund $16.84

Janus Henderson Select Value Fund $14.08

Janus Henderson Small Cap Value Fund $23.03

Janus Henderson Value Plus Income Fund $11.67

Janus Henderson All Asset Fund $10.44

Janus Henderson Dividend & Income Builder Fund $13.70

Janus Henderson Strategic Income Fund $9.49

Janus Henderson International Long/Short Equity Fund $9.04

L-Class

Janus Henderson Mid Cap Value Fund $ 17.30

Janus Henderson Small Cap Value Fund $23.63

N-Class

Janus Henderson Emerging Markets Managed Volatility Fund $11.86

Janus Henderson U.S. Managed Volatility Fund $10.94

Janus Henderson International Managed Volatility Fund $9.25

Janus Henderson Adaptive Global Allocation Fund $10.62

Janus Henderson Diversified Alternatives Fund $10.18

Janus Henderson Flexible Bond Fund $10.35

Janus Henderson Global Bond Fund $9.65

Janus Henderson Global Unconstrained Bond Fund $9.58

Janus Henderson High-Yield Fund $8.46

Janus Henderson Multi-Sector Income Fund $9.83

Janus Henderson Short-Term Bond Fund $3.01

Janus Henderson Large Cap Value Fund $15.47

Janus Henderson Mid Cap Value Fund $16.77

Janus Henderson Small Cap Value Fund $22.97

Janus Henderson All Asset Fund $10.42

Janus Henderson Dividend & Income Builder Fund $13.67

Janus Henderson Strategic Income Fund $9.50

Janus Henderson International Long/Short Equity Fund $9.01

Janus Henderson Global Income Managed Volatility Fund $13.65

Janus Henderson Value Plus Income Fund $11.66

Janus Henderson Select Value Fund $14.06

R-Class

Janus Henderson Flexible Bond Fund $10.35

Janus Henderson Global Unconstrained Bond Fund $9.58

Janus Henderson High-Yield Fund $8.45

Janus Henderson Mid Cap Value Fund $16.85

Janus Henderson Small Cap Value Fund $22.51

S-Class

Janus Henderson Emerging Markets Managed Volatility Fund $11.87

Janus Henderson Global Income Managed Volatility Fund $13.59

Janus Henderson International Managed Volatility Fund $9.37

Janus Henderson U.S. Managed Volatility Fund $10.98

Janus Henderson Adaptive Global Allocation Fund $10.60

Janus Henderson Diversified Alternatives Fund $10.06

Janus Henderson Flexible Bond Fund $10.35

Janus Henderson Global Allocation Fund - Conservative $12.60

Janus Henderson Global Allocation Fund - Growth $14.18

Janus Henderson Global Allocation Fund - Moderate $13.01

Janus Henderson Global Bond Fund $9.67

Janus Henderson Global Unconstrained Bond Fund $9.58

Janus Henderson High-Yield Fund $8.47

Janus Henderson Multi-Sector Income Fund $9.83

Janus Henderson Real Return Fund $9.47

Janus Henderson Short-Term Bond Fund $3.00

Janus Henderson Large Cap Value Fund $15.68

Janus Henderson Mid Cap Value Fund $17.05

Janus Henderson Select Value Fund $11.77

Janus Henderson Small Cap Value Fund $22.81

Janus Henderson Value Plus Income Fund $11.66

Janus Henderson All Asset Fund $10.46

Janus Henderson Dividend & Income Builder Fund $13.69

Janus Henderson Strategic Income Fund $9.52

Janus Henderson International Long/Short Equity Fund $9.02

T-Class

Janus Henderson Emerging Markets Managed Volatility Fund $11.86

Janus Henderson Global Income Managed Volatility Fund $13.60

Janus Henderson International Managed Volatility Fund $9.24

Janus Henderson U.S. Managed Volatility Fund $10.85

Janus Henderson Adaptive Global Allocation Fund $10.60

Janus Henderson Diversified Alternatives Fund $10.09

Janus Henderson Flexible Bond Fund $10.35

Janus Henderson Global Allocation Fund - Conservative $12.69

Janus Henderson Global Allocation Fund - Growth $14.33

Janus Henderson Global Allocation Fund - Moderate $13.15

Janus Henderson Global Bond Fund $9.66

Janus Henderson Global Unconstrained Bond Fund $9.57

Janus Henderson High-Yield Fund $8.46

Janus Henderson Multi-Sector Income Fund $9.82

Janus Henderson Real Return Fund $9.43

Janus Henderson Short-Term Bond Fund $3.01

Janus Henderson Large Cap Value Fund $15.40

Janus Henderson Mid Cap Value Fund $16.91

Janus Henderson Select Value Fund $14.04

Janus Henderson Small Cap Value Fund $22.95

Janus Henderson Value Plus Income Fund $11.66

Janus Henderson All Asset Fund $10.46

Janus Henderson Dividend & Income Builder Fund $13.68

Janus Henderson Strategic Income Fund $9.51

Janus Henderson International Long/Short Equity Fund $9.02